Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants of Nanobac Pharmaceuticals, Incorporated, we hereby consent to the use of our report dated March 26, 2004 in the Company's Form 10KSB filed with the Securities and Exchange Commission.



                                             /s/ AIDMAN, PISER & COMPANY, P.A.


Tampa, Florida
March 30, 2004